UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 30, 2003

A.G. EDWARDS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08527	43-1288229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One North Jefferson Avenue, St. Louis Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (314) 955-3000

Item 5. Other Events.

Filed herewith is an announcement of A.G. Edwards' "Gateway Initiative" to transform the firm's securities-processing operations, as contained in a press release dated April 30, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibit

              99    "Gateway Initiative" press release dated April 30, 2003.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 30, 2003

A.G. Edwards, Inc.
Registrant

By: /s/ Douglas L. Kelly
      Douglas L. Kelly
     Chief Financial Officer

Exhibit Index

Exhibit No.      Description

99                  "Gateway Initiative" press release dated April 30, 2003.